Welcome

2022 Investor Day



Welcome

John Wasson
Chair and CEO

May 25, 2022

Cautionary statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading “Risk Factors.” We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF: A professional & technology services firm

Serve government clients with social & environmental missions, energy utilities & other commercial clients

Deliver implementation capabilities in technology, engagement, workforce, program management

Leverage deep domain expertise to achieve superior results for clients

Benefit from visibility of a substantial backlog & commercial growth

A growth platform combining organic initiatives & acquisitions

A look back: 2019 Investor Day

Four major catalysts for long-term growth

- Digital transformation/ IT modernization
- Federal health
- Disaster management
- Energy efficiency & utility consulting

Mid-single digit revenue growth

Since 2019—strengthening our position in high-growth markets

Climate, Environment & Infrastructure added as 5th growth catalyst

+

Organic investments

+

Acquisitions

High single digit organic service revenue growth

Enhanced margins



Our culture: a source of competitive advantage

Purpose

To build a more prosperous and resilient world for all.

Values

Interact with integrity
Bring your passion
Embrace differences
Challenge assumptions
Work together
Be greater than

Agenda

2:40 PM	U.S. Federal Government Market Overview
	Digital Transformation/IT Modernization & Federal Health Panel
	Disaster Management, Climate & Energy Overview
	Disaster Management Panel
3:45 PM	Break
4:00 PM	Climate & Infrastructure Panel
	Commercial Energy Panel
	Corporate Citizenship & Impact
	Business Operations & M&A Financial Overview
	Roadmap & Closing
	Q&A
5:30 PM	Breakout Sessions



U.S. Federal Government Market

Mark Lee
Executive Vice President & Group Lead, Public Sector

Market opportunity

$200B+
addressable federal civilian market

8.9%
increase in federal civilian budget, YoY

$160B
projected federal IT spending by '25

376% ↑
federal spending on low code platforms, last 5 years

11% ↑
HHS FY 22 discretionary budget ($108B)

Strong partnerships with nearly every federal agency

49% of ICF's total revenue



HHS 20%
DOS 6%
DOD 4%
EPA 3%
GSA 2%
FCC 2%
DHS 1%
DOE 1%
Other Fed 10%
$780M
TTM federal revenue
U.S. State & Local 15%
Commercial 28%
Non-U.S. Government 8%

% of ICF revenue by agency

Expanding our technology and health IT capabilities

2020

ITG acquisition

By 2025, 70% of new applications developed by enterprises will use low-code technologies.

ServiceNow, Appian

2021

ESAC acquisition

Business buyers dominate the growth in data and analytics spending.

AWS, Google

2021

Creative acquisition

By 2025, 75% of large enterprises will be using at least four low-code development tools.

Salesforce, Microsoft

~$350M

digital modernization business

Source: Gartner

A refreshed strategy

Our focus is driving successful outcomes for our clients by leveraging technology, domain expertise, and an in-depth understanding of how people ultimately drive the outcomes.


TOTAL EXPERIENCE
People
Domain
Technologies

Robust federal pipeline and contract awards growth



Pipeline – up 57%
$B
5.5
5
4.5
4
3.5
3
2019
2020
2021
2022 (Q1)
Active pipeline



Contract awards – up 131%
$B
1.25
1
0.75
0.5
0.25
0
2019
2020
2021
New business
Recompete

ICF



Digital Transformation/ IT Modernization & Federal Health

Jean Claude Chidiac
Senior Vice President, Digital Modernization

Jennifer Welham
Senior Vice President, Public Health & Social Programs

Our digital modernization business


Technologies
People
Domain
People
Low-code/
no-code
Cloud native
open source
Technology
Domain
Analytics
AI & ML
Digital Service Center

Digital modernization market

Customer outcomes

Business and technology consulting — **~$12B** market

Application implementation — **~$30B** market

Infrastructure implementation and managed services

Leading capabilities

- Digital Services Center
- Total experience
- Consulting synergies
- Low-code advisory & implementation
- Cloud-native, open-source modernization
- Analytics

Market trends

Shift to mission-based solutions
Convergence of platform and low-code solutions, democratization of IT, and zero trust driving more mission focus.

Total experience
By 2026, 60% of large organizations will use total experience to transform citizen services and internal operations.

Digital platforms
By 2025, 70% of new applications will be delivered using low-code platforms, such as ServiceNow, Salesforce, and Appian.

Cloud-first
By 2025 cloud-native solutions will serve as the foundation for more than 95% of new digital initiatives.

ICF's digital modernization business

1,000 technologists

$350M annual revenue

100% client retention

$150M annual open source solutions revenue

2022 AMERICAS PARTNER Award Winner servicenow

Public Sector appian | 2021 Trusted Delivery Award

salesforce SUMMIT PARTNER

The new low-code platform leader in U.S. federal market

Core markets

Health & Social Services
HHS HQ, FDA, CDC, NIH, ASFR, IHS, OIG, ASH, ACF, CMS

Infrastructure
GSA, USDA, DOT, DOE

Regulatory
Treasury, FDIC, SEC, OCC, DOC

Telecom
FCC, USAC

Other
DOL, DOS, NASA

Opportunistic
Partner-driven referrals > **New markets**

Key spending trends

- HHS tech spending has grown annually by 26.3% CAGR (2018-2021) - $7.5B FY 2021
- IIJA $1.2T ($550B in new federal spending over the next 5 years)
- FY 22 Treasury to spend $275M on digital mod. ($115M low code)
- $65B broadband spending over next 5 years

PROJECT HIGHLIGHT



Technology
Enterprise architecture
Agile software development & maintenance
Innovation
Domain
Health research
Advisory services
Clinical data & cancer analytics
Digital Service Center
Security & monitoring
License management & availability
Platform support
People
Change & comms. management
User experience
Knowledge management

Digital Service Center: Transforming the National Cancer Institute

NIH NATIONAL CANCER INSTITUTE

"Accelerated the pace of modernization, maximized staff productivity, minimized O&M costs, and achieved business convergence"

—Chief Information Officer (CIO), National Cancer Institute

75+
Modernized systems

10
Platforms onboarded

100+
Releases per year

11,000
Employees, partners & researchers

5 Days
Rapid App Dev Success COVIDCode, Exposure Notification & other critical apps

ICF


Federal Health
Jennifer Welham
Senior Vice President, Public Health & Social Programs
ICF

Our federal health business


Domain
People
Technologies

Key offerings

- Data management, analysis & dissemination
- Health surveillance
- Research & evaluation
- Training & technical assistance
- Health communications

~$350M annual revenue

Our people

- 2K+ health professionals
- Epidemiologists
- Microbiologists
- Psychologists
- Toxicologists
- Geneticists
- Biostatisticians

Federal health market

	Addressable civilian market	Target agencies
Public health & social services	~$9B	CDC, USAID, ACF, SAMHSA
Health IT & scientific support	~$5B	CDC, NIH, FDA
Federal healthcare services	~$5.5B	CMS, AHRQ

Budget trends

- FY 2022: 11% increase in HHS discretionary funding
- FY 2023 (proposed): 27% increase in HHS discretionary funding
- Mandatory spending to prepare for future pandemics

Market trends

- Emphasis on social determinants of health & health equity
- Demand for trustworthy, accessible data
- Use of clinical quality measures to improve healthcare outcomes
- Focus on post-pandemic recovery, emerging threats, modernizing systems, improving surveillance


Number of studies
1
28766
18360
4765
78667
5001
2647
3024
7125
4111
8970
10964
6614

ClinicalTrials.gov

NIH U.S. National Library of Medicine

Providing easy access to public health data

Uses advanced data and statistical techniques to catalog and provide information from

390K+

studies across all

50

states and

220

countries

Makes clinical trial research and results accessible to everyone who needs it, including the

100K+

researchers, patients, and families who use the site every day

Panel Q&A



Disaster Management, Climate & Energy

ICF

Anne Choate

Executive Vice President and Group Lead, Energy, Environment & Infrastructure

Market opportunities in Disaster, Climate & Energy

$3B
addressable disaster response, recovery, and mitigation spend

$1.5-3B
addressable climate-related spend

$1B
addressable utility spend on energy efficiency/DR

$550B
IIJA funding

$130B
at EPA & DOE

>$200B
annual power sector capex

$500B
investment gap for utility resilience

+300%
projected renewable and storage capacity

+35%
market growth in non-traditional utility programs (v. 2-5% for traditional)

Disaster/Climate/Energy Opportunities Transcend Markets

Breakdown of revenues by client category



HHS 20%
DOS 6%
DOD 4%
EPA 3%
GSA 2%
FCC 2%
DHS 1%
DOE 1%
Other Fed 10%
U.S. State & Local 15%
Commercial 28%
Non-U.S. Government 8%

% of ICF revenue by agency

Full Year 2021

A global moment of challenge & opportunity

Market shaping forces

- Climate change &
- Extreme weather
- Aging infrastructure

Client categories

- U.S. Federal
- State & local
- Utilities & other energy
- International
- Other commercial

Priority investment areas

- Infrastructure
- Decarbonization
- Disaster response & recovery
- Resilience & reliability
- Sustainability & environmental justice

ICF's strategic advantage

Our unique solution set

- Strategy development
- Planning & permitting
- Financing
- Modeling
- Stakeholder engagement
- Siting
- Behavioral analysis & incentive optimization
- Workforce development
- Affordability reviews
- Monitoring



Climate decarbonization & resilience
Disaster management mitigation & recovery
Energy markets & programs
Environment planning & permitting

Stable pipeline & steadily increasing contract awards

State & local government & commercial energy


Pipeline
2.5
2.0
1.5
1.0
0.5
0.0
$B
2020
2021
2022 Q1
State & local
Commercial energy


Contract awards
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
$M
2020
2021
2022 Q1 TTM
State & local
Commercial energy


Disaster Management
Andrew LaVanway
Senior Vice President, Disaster Management

Market opportunity

FEMA Public Assistance

$1.9B addressable market

$66B program value


DRF Appropriations ($B)
80
70
60
50
40
30
20
10
0
2016
2017
2018
2019
2020
2021
Annual
Supplemental

Mitigation (FEMA + HUD)

$717M addressable market

$14.3B program value


$20B
$14B
Expected Growth
2022
2025

*HUD 2020 & 2021 grants allocated 15% of total award for mitigation

HUD CDBG-DR

$212M addressable market

$4.25B program value


$6B
$4.25B
Expected Growth
2022
2025

Disaster management market & our growth drivers

Coastal migration

More damaging incidents

Ill-adapted infrastructure

Stretched state & local workforce

Technology needs

Differentiators

Federal, state and local grant and financial management

Mitigation and resilience in all relevant sectors

Apply technology to disaster response and recovery

Training and technical assistance to build client capacity

Integrity

Growth accelerators

Workforce development

Resilience planning and mitigation funding

Technology platforms



Texas General Land Office

Addressing state & local disaster recovery

"2,020 families in 2020 with 3 months to spare. As the program historian, I can confirm we have never been this fast before.

HUD also just reached out for data because we are the fastest in the '2017 Class' as well.

Everything you do on a daily basis makes the world of difference to each and every family we serve."

—Deputy Director, CDBG-DR, TX General Land Office

4.8K
homes rehabilitated

$1.3B
Federal mitigation funds managed to date



Calcasieu Parish School Board

Addressing state & local disaster recovery

Team on ground 72 hours after the disaster

Providing procurement, contracting, debris management and monitoring, accounting, finance, audits, appeals, hazard mitigation and more

$320
million in total damages

75
campuses operational in 60 days

Panel Q&A


Break

Climate & Infrastructure

Phil Mihlmester
Executive Vice President, Global Energy

Marian Van Pelt
Senior Vice President, Climate & Clean Energy

IIJA money is flowing to deeply-rooted ICF client sectors

Addressable market size from IIJA opportunities at $1-2B/year over 5+ years

U.S. Federal Government

- Significant presence in all major funding agencies
- Full capabilities to support programs

State & Local Government

- Positioned to assist grantees in project planning and execution

Industry

- Major provider of clean energy, climate, resiliency and environmental services to the private sector

IIJA new money by Federal department


Grant
Grant (Competitive)
Highway Trust Find
Loans
Agency programs/other
300
250
200
150
100
50
0
274
67
63
51
28
8
42
DOT
EPA
DOE
DOC
DOI
DHS
Other

Source: McKinsey & Company


Climate
Marian Van Pelt
Senior Vice President, Climate & Clean Energy

Climate market

Service	Markets
Carbon accounting, disclosure & target setting	U.S. federal State & local Commercial (non-energy) Utility & non-energy International
Cost/benefit/ vulnerability assessments	U.S. federal Utility & non-energy
Decarbonization pathways design	State & local
Policy/program support	U.S. federal International
Infrastructure planning	Commercial (non-energy) Utility & non-energy

$1.5–3B
addressable market
growing at high single digits annually

Market trends

- FY23 proposed budget requests $45B in new funding (60%+ over FY21)
- $1.2-1.6T needed to decarbonize the electric sector
- $500B resilience investment gap for investor-owned utilities by 2050
- SEC proposed rule requires climate disclosure, which would increase reporting by >3X
- 25 states & 300 municipalities adopting new emission reduction targets

ICF's climate business

Poised to inform policy, investments and implementation

Technology portfolio
to meet market demand

CO_2Sight	Strategic planning platform for decarbonization & energy
ClimateSight	Custom climate risk analytics platform

2K+
Climate, energy & environment experts

40+
years of climate experience

80
op-eds and news articles in 2021

CLIMATE center

The New York Times · The Washington Post · Forbes · AXIOS

Capabilities

- Policy and planning
- Risk assessments
- Industry standards, protocols and frameworks
- Resource modeling and benchmarking
- Energy efficiency specification
- Environmental justice and equity
- GHG monitoring, reporting and verification
- Impact monitoring
- Resilient infrastructure planning
- Decarbonization
- Transportation electrification
- Carbon trading platforms


conEdison
Climate Change Resilience and Adaptation
Summary of 2020 Activities
January 2021

New York State: Supporting decarbonization and resilience

"The Con Ed Climate Study is widely regarded as **the gold standard** *for climate resilience planning in the electric utility sector."*

—Columbia Law School & EDF 2020


Pathways to
Carbon-Neutral NYC:
MODERNIZE, REIMAGINE, REACH
APRIL 2021

Carbon neutral

goal by 2050

ICF | NYC Mayor's Office of Sustainability | nationalgrid | conEdison


Panel Q&A


Commercial Energy
Val Jensen
Senior Fellow, Energy Advisory, Policy
& Program Implementation
David Pickles
Senior Vice President, Strategy Energy,
Environment & Infrastructure

These changes create opportunity

Decarbonization

Federal, state and local decarbonization policy has reset the utility industry's strategic environment

Adaptation & resilience

The dimension of the climate challenge that dominates c-suite discussion

- Near the top of most utilities' risk inventory
- Represents a huge capital investment opportunity

Rise of distributed energy resources

Impacts every facet of a utility's business from grid design and operation to billing systems, customer programs, call centers, regulatory policy, IT and finance

Customer awakening

- Real recognition that the long-term viability of the monopoly is not guaranteed
- Regulators have grown much less tolerant of lackluster customer service

Justice imperative

- The industry's fortunes rise and fall with those of the places it serves
- Policy demands + self interest dictate that utilities be part of the solutions to historic inequities.

These changes create opportunity

Decarbonization

- Carbon inventories and accounting
- Pathways
- Program design and implementation
- Green asset assessment

Adaptation & resilience

- Vulnerability assessments
- Investment planning
- Program design and implementation

Rise of distributed energy resources

- Grid analytics
- Market analysis
- Asset valuation
- Program design and implementation

Customer awakening

- Behavioral analysis
- Customer experience strategy
- Program design and implementation

Justice imperative

- Situation assessment
- Community engagement and facilitation
- Program design and implementation
- Integration with non-utility programs

ICF's commercial energy business

Sectors	Clients
Power and transmission	Gas & electric utilities
Oil & gas	Developers
Distributed resources	Investors
Renewables	Owners
Energy efficiency	Regional transmission organizations
Electrification	
Climate change	

Selected services

Program planning & delivery

- Energy efficiency
- Electrification
- Flexible Load Management
- Marketing & IT
- Innovative rates
- Unregulated services

Advisory

- Decarbonization pathways
- Integrated resource planning
- Grid planning & modernization
- Transmission planning
- Market & technology planning
- Resiliency & vulnerability planning
- Asset valuation & management
- Project development, siting, engineering & financing

ICF's commercial energy business: utility programs

Sectors

- Power and transmission
- Oil & gas
- **Distributed resources**
- Renewables
- **Energy efficiency**
- **Electrification**
- Climate change

Clients

- **Gas & electric utilities**
- Developers
- Investors
- Owners
- Regional transmission organizations

Selected services

Program planning & delivery

- Energy efficiency
- Electrification
- Flexible Load Management
- Marketing & IT
- Innovative rates
- Unregulated services

~$220M revenue

Advisory

- Decarbonization pathways
- Integrated resource planning
- Grid planning & modernization
- Transmission planning
- Market & technology planning
- Resiliency & vulnerability planning
- Asset valuation & management
- Project development, siting, engineering & financing

Growing opportunities in utility program planning & delivery

Traditional energy efficiency market (85%) anticipated to grow annually

~5%

$1.2B addressable

+

Non-traditional (15%) (electrification, flexible load, decarbonization, equity) anticipated to grow at

40% per year

$0.2B addressable

Market share*

Residential	*25%*
Non-residential	*10%*

Market share*

Electrification	*10%-40%*
FLM	*<5%*

Mid single-digit to low double-digit growth over the next 5 years

ICF

** Market Share as of 2021*

ICF: uniquely qualified to address and integrate these issues

Integrated teams, tools, and data

Decarbonization

- > 110 plans for utilities, states, cities, counties, & federal agency operations
- CO_2Sight® analytics framework
- ICF Climate Center

Adaptation & resilience

- "Gold Standard" provider of resilience & vulnerability plans for large utilities
- Marquee clients including Con Edison, Duke, SDG&E
- ClimateSight®

Rise of distributed energy resources

- Implemented >400 energy efficiency, electrification & DER programs
- Supported >$20B in transactions
- Among Top 3 bankable market & grid analytics firms

Customer awakening

- Customer Engagement platforms
- Behavioral Economics team
- Proprietary insights & incentives data

Justice imperative

- Decades providing justice planning & analytics to EPA, DOE, FHWA, DOT, VA, S&Ls
- Nations largest utility EE workforce development program
- Community & multi-cultural engagement leadership

Mayor's Office of Climate & Environmental Justice

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Technical assistance, training, benchmarking, contractor and financing referrals for buildings in NYC that must comply with Local Law 97 requiring buildings to improve efficiency

Includes a focus on building electrification with heat pumps and incorporation of renewables

70

dedicated team members

6K+

buildings

Entergy eTech portfolio



Forklifts Billboards Fleet Electric Vehicles Custom

"Entergy envisions a future where the company not only accelerates our own portfolio transformation, but also partners with customers and other sectors of the economy to help them use energy more efficiently and electrify their operations."

-Entergy Climate Scenario Analysis & Evaluation of Risks & Opportunities

Incentives, marketing, and technical training in support of a broad range of electric technologies across 4 states

5.5K

electric conversions

Full suite

of services including business planning, regulatory filing, marketing and in-field customer engagement

Panel Q&A



Corporate Citizenship & Impact

David Speiser
Executive Vice President, Corporate Strategy

At ICF, our business, environmental + social responsibilities are intertwined:

We create impact both in the way we operate and through our client work.

ESG summary

ICF is proud of how we operate in our communities and in society

Environment

Carbon neutral since 2006 – high quality RECs & offsets

CDP "A" list

CDP Climate Leadership Award

Total & per-employee emissions declining since 2013



Global Revenue
Total Emissions

Social

Forbes list for "Best Employers for Diversity" 2021 and 2022

ICF philanthropy driven primarily by employee giving choices – 100% match and cash support for volunteer efforts

8 Employee Community Networks

- Black Employees
- Women
- LGBTQIA+
- First Nation & Indigenous
- Veteran
- Asian
- Hispanic
- Different abilities

Governance

Strong Lead Independent Director with clearly articulated responsibilities

33% female Directors

33% minority Directors

Board oversees

- Enterprise risk management process
- Management succession planning and development

Regular executive sessions of independent directors

For more complete ESG information


About ICF

Our corporate citizenship approach

Founded in 1969 as the Inner City Fund to finance minority-owned businesses, we were built to be a different kind of company—one with a strong culture, filled with smart people making a difference. Then and today, we balance profitability with social responsibility, ambition with compassion, and individual success with teamwork.

Our approach to corporate citizenship focuses on environmental, social, and governance (ESG) issues that are most relevant to our people, our stakeholders, and our operations—and that inform our strategy, targets, and reporting.

This report addresses our corporate citizenship performance during calendar year 2020. It is organized by our key responsibilities: our employees, the planet, our communities, and governance. It also aligns with the following reporting frameworks: Sustainability Accounting Standards Board, Task Force on Climate-Related Financial Disclosure, and the UN Global Compact. A summary of each of these frameworks is at the end of this report.

We use materiality assessments to identify key issues through our ongoing engagements with stakeholders and sustainability reporting frameworks recognized by leading organizations globally. Here are some of the ways we engaged with our stakeholders in 2020, as well as the frameworks we used to identify and report on material issues.

Corporate citizenship mission

- Invest in our employees and ensure a diverse workplace where we can all do our best work
- Serve our clients and manage suppliers with integrity, while contributing to a low-carbon value chain
- Minimize our impact on the planet by reducing our carbon footprint and growing our leading climate consultancy
- Give back to our communities and society, both philanthropically and through innovative service to social agencies
- Create long-term value for our shareholders through solid management, including managing climate risks and opportunities

How we engage our stakeholders

Stakeholders	Engagement channels	Examples of ESG information shared
Employees	All-hands meetings, listening sessions with the CEO and other senior leaders, employee community networks, a collection of well-being resources and tools, COVID-19 resource hub, learning and development programs, mentoring programs, recognition programs, newsletters, social media, blogs, volunteer organizations (e.g., Green Team and GiveForward), engagement survey	Employee engagement was a critical piece of our diversity and inclusion (D&I) strategy. A listening tour with 20+ large town halls and smaller focus groups helped us better understand employee needs. We then accelerated our D&I plan, bolstered recruiting for diverse candidates, launched a diversity metrics dashboard for transparency and accountability, and launched seven employee community networks.



ICF
2020 Corporate Citizenship Report:
Building our shared future

For more detailed data, information, and the complete narrative of ICF's Corporate Citizenship and ESG posture, please see our Corporate Citizenship Report and our Shareholder Proxy.

We create impact through our client work

Category of service

Enterprise Support

Program Support/ Execution

Direct Delivery

All our programs have

Impact

Examples

Enterprise Support

- Enterprise IT systems
- Workforce strategy
- Policy analysis
- Organizational support
- Strategic analysis

Program Support/ Execution

- Program technology implementation
- Training & technical assistance
- Data analytics & management
- Strategic communications

Direct Delivery

- Full program execution

Some are easier to quantify!

Ease of Impact Quantification

Impact through enterprise support

- **1 No Poverty** — Social Security Administration
- **2 Zero Hunger** — USAID; Department of Agriculture
- **3 Good Health and Well-Being** / **4 Quality Education** — Department of Health and Human Services
  - 3: USAID
  - 4: Department of Education
- **5 Gender Equality** — USAID
- **6 Clean Water and Sanitation** — Environmental Protection Agency; Department of Interior
- **7 Affordable and Clean Energy** — Department of Energy
- **8 Decent Work and Economic Growth** — Department of Commerce; European Commission
- **9 Industry, Innovation and Infrastructure** — Department of Energy; Department of Transportation
- **10 Reduced Inequalities** — European Commission; USAID
- **11 Sustainable Cities and Communities** — Department of Housing and Urban Development
- **12 Responsible Consumption and Production** / **13 Climate Action** / **14 Life Below Water** — Environmental Protection Agency
  - NASA
- **14 Life Below Water** / **15 Life on Land** — US Army Corps of Engineers
- **15 Life on Land** — Department of Interior
- **16 Peace, Justice and Strong Institutions** — Department of Justice; Department of Homeland Security
- **17 Partnerships for the Goals** — European Commission

Impact through program support/execution

ENERGY STAR® (2020 data)

520 billion
Kilowatt-hours of electricity saved

$42 billion
Energy costs avoided

400 million
Metric tons of greenhouse gas reduction

5%
of total U.S. emissions of greenhouse gases

BioSense

5,800+
Health care facilities nationwide contribute data

1 day
Data available within 24 hours of patient visits

75%+
Emergency department visits reported

6-8 million
Electronic health messages processed daily

Smokefree.gov

213,000
American subscribers to the service

14%
Quit rate that's double the national average of 7%

Head Start

1 million+
children and families from low-income households enrolled

6
Regions served by ICF, including 40 states, the District of Columbia, and 140 tribes

Disaster Management Programs

$63 billion+
disaster recovery funds managed

100,000
homeowners helped

Impact through delivery of key energy efficiency programs

160 individual programs we delivered in 2020



Annualized MWh saved*

5.1 million MWh
(5.1 Terawatt hours)

+

Lifetime customer bill savings***

Lifetime tons CO_2 avoided**

12.1 million metric tons CO_2

Total financial impact generated

$3.4 billion

* Sum total of individual program savings over all 160 programs ICF implemented in 2020

** Via grid region carbon intensity; derived from MWh savings by multiplication of measure life and carbon intensity by state/utility as per EIA

*** After subtracting ~$500 million of customer incentives and ICF revenue; derived from multiplying energy savings in each program by avg rates for retail, commercial, and industrial customers by state as appropriate to program type; demand reduction that yields capacity investment savings adds additional impact



Business Operations & M&A

James Morgan
Chief of Business Operations

Operational focus driving improved margins

Visibility to continued 10-20 bps/year organic margin improvement

Operational focus areas

Utilization

Systems & process maturation

Scale economies

Real estate consolidation

Drive organic margin improvement

+

Accretive strategic acquisitions

Continued investments in growth initiatives and margin expansion

Acquisitions form integral part of our performance

ICF has leveraged 22 acquisitions to obtain capabilities and market access that have become core to our current and future success.

Some of our larger/more notable deals over the past two decades include:



2002
Caliber
Z-Tech
Jones and Stokes
Macro
Jacobs and Sundstrom
GHK
Mostra
Olson
DMS
ITG
ESAC
Creative
2022
Social Programs
Environmental Services
Public Health
Cyber Security
Energy
Communications & Marketing
Disaster Management
Technology

M&A going forward

Strategy

Grow capabilities & revenue synergies in key growth markets

Acquirer of choice due to culture–targets come to us, valuations reflect

Capability to convert SB/set-aside to full & open

Generate additional capacity through continued strong cash flow

Filters

- Expands our addressable market
- Strengthens domain/technical expertise
- Good cultural fit with ICF
- Good performers—no fixer-uppers
- Familiar/compatible business models
- Accretive & IRR>WACC

Disciplined process



Financial Overview

Barry Broadus
Chief Financial Officer

Track record of strong financial performance


Service revenue ($B)
5.4% CAGR
$1.00
$1.04
$1.11
2019
2020
2021


Non-GAAP EPS
7.7% CAGR
$4.15
$4.17
$4.82
2019
2020
2021


Adjusted EBITDA ($M)
8.8% CAGR
$134.8
$143.2
$159.6
2019
2020
2021


Cash flow from operations ($M) & conversion
$91.4
81%
121%
$173.1
112%
$110.2
2019
2020
2021

Strong backlog and pipeline – foundation for growth

Backlog ($B)


TTM Book-to-bill ratio
Q1 2022 1.27
$2.4
1.1
1.3
$3.2
1.6
1.6
Q4 2019
Q1 2022
Funded
Unfunded

Pipeline ($B)


$6.5
$7.9
Q4 2019
Q1 2022

Capital deployment and capacity

New Credit Agreement $1.3B

- Term A $300M
- Revolver $600M
- DDTL $400M

Acquisitions: 2020: ITG ($255M) 2021: ESAC ($15M) 2021: Creative ($160M)


Leverage & capacity
$410
1.28x
$240
2.55x
$284
2.95x
$387
2.14x
2019A
2020A
2021A
2022F
Leverage
Acquisition capacity ($M)

2022 guidance

Strong Q1 performance reinforces our 2022 guidance*

Service revenue
$1.225B–$1.275B

Non-GAAP EPS
$5.15–$5.45

Adjusted EBITDA
$168M–$180M

Operating cash flow
~$130M

Based on Q1 2022 financial performance released on May 4, 2022



Roadmap & Closing

John Wasson
Chair and CEO

Our roadmap for long-term value creation

1. Capture organic growth enabled by strong positions in high growth markets and expanded addressable market

2. Drive revenue synergies and larger contract wins through ability to execute at scale

3. Make strategic and accretive acquisitions in areas we know

4. Gain operating efficiencies

5. Continue to invest in our people

6. Uniquely positive impact

A unique company driving shareholder value

High single digit organic service revenue growth

+

Active and disciplined M&A

- Deals we are uniquely positioned for
- Capacity to deploy significant additional capital

+

Continued EBITDA margin expansion

By the end of 2024, EBITDA growth of 65% to 75% from 2021's $143M


Q&A


Breakout Sessions